                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement.
[ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY
     RULE 14a-6(e)(2)).
[X]  Definitive Proxy Statement.
[ ]  Definitive Additional Materials.
[ ]  Soliciting Material Pursuant to Section 240.14A-11(c) or Section 240.14a-12

              NUVEEN INSURED FLORIDA PREMIUM INCOME MUNICIPAL FUND
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     5) Total fee paid:

--------------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

--------------------------------------------------------------------------------

     2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     3) Filing Party:

--------------------------------------------------------------------------------

     4) Date Filed:

--------------------------------------------------------------------------------

NOTICE OF ANNUAL MEETING                                      333 West Wacker Drive
OF SHAREHOLDERS --                                            Chicago, Illinois
NOVEMBER 21, 2002                                             60606
                                                              (800) 257-8787

NUVEEN CALIFORNIA DIVIDEND ADVANTAGE MUNICIPAL FUND (NAC)
NUVEEN CALIFORNIA DIVIDEND ADVANTAGE MUNICIPAL FUND 2 (NVX)
NUVEEN CALIFORNIA DIVIDEND ADVANTAGE MUNICIPAL FUND 3 (NZH)
NUVEEN CALIFORNIA INVESTMENT QUALITY MUNICIPAL FUND, INC. (NQC) NUVEEN CALIFORNIA MUNICIPAL MARKET OPPORTUNITY FUND, INC. (NCO) NUVEEN CALIFORNIA MUNICIPAL VALUE FUND, INC. (NCA)
NUVEEN CALIFORNIA PERFORMANCE PLUS MUNICIPAL FUND, INC. (NCP)
NUVEEN CALIFORNIA PREMIUM INCOME MUNICIPAL FUND (NCU)
NUVEEN CALIFORNIA QUALITY INCOME MUNICIPAL FUND, INC. (NUC)
NUVEEN CALIFORNIA SELECT QUALITY MUNICIPAL FUND, INC. (NVC)
NUVEEN INSURED CALIFORNIA PREMIUM INCOME MUNICIPAL FUND, INC. (NPC) NUVEEN INSURED CALIFORNIA PREMIUM INCOME MUNICIPAL FUND 2, INC. (NCL) NUVEEN FLORIDA INVESTMENT QUALITY MUNICIPAL FUND (NQF)
NUVEEN FLORIDA QUALITY INCOME MUNICIPAL FUND (NUF)
NUVEEN INSURED FLORIDA PREMIUM INCOME MUNICIPAL FUND (NFL)

October 23, 2002

TO THE SHAREHOLDERS OF THE ABOVE FUNDS:

Notice is hereby given that the Annual Meeting of Shareholders of each of Nuveen California Dividend Advantage Municipal Fund, Nuveen California Dividend Advantage Municipal Fund 2, Nuveen California Dividend Advantage Municipal Fund 3, Nuveen California Premium Income Municipal Fund, Nuveen Florida Investment Quality Municipal Fund, Nuveen Florida Quality Income Municipal Fund and Nuveen Insured Florida Premium Income Municipal Fund, each a Massachusetts business trust, and Nuveen California Investment Quality Municipal Fund, Inc., Nuveen California Municipal Market Opportunity Fund, Inc., Nuveen California Municipal Value Fund, Inc. ("California Value"), Nuveen California Performance Plus Municipal Fund, Inc., Nuveen California Quality Income Municipal Fund, Inc., Nuveen California Select Quality Municipal Fund, Inc., Nuveen Insured California Premium Income Municipal Fund, Inc. and Nuveen Insured California Premium Income Municipal Fund 2, Inc., each a Minnesota corporation (individually, a "Fund" and, collectively, the "Funds"), will be held in the 31st floor conference room of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois, on Thursday, November 21, 2002, at 10:00 a.m., Chicago time, for the following purposes and to transact such other business, if any, as may properly come before the Annual
Meeting:

MATTERS TO BE VOTED ON BY ALL SHAREHOLDERS OF EACH FUND:

1. To elect Members to the Board of each Fund as outlined below:

    a. For each Fund except California Value, to elect seven (7) Board Members to serve until the next Annual Meeting and until their successors shall have been duly elected and qualified:

          (i) five (5) Board Members to be elected by the holders of Common Shares and Municipal Auction Rate Cumulative Preferred ("MuniPreferred"), voting together as a single class; and

          (ii) two (2) Board Members to be elected by the holders of MuniPreferred only, voting separately as a single class.

    b. For California Value, to elect one (1) Board Member for a three year term or until the successor has been duly elected and qualified.

2. To transact such other business as may properly come before the Annual
Meeting.

Shareholders of record of each Fund at the close of business on September 24, 2002 are entitled to notice of and to vote at that Fund's Annual Meeting.

ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING. IN ORDER TO AVOID DELAY AND ADDITIONAL EXPENSE TO YOUR FUND, AND TO ASSURE THAT YOUR SHARES ARE REPRESENTED, PLEASE VOTE AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. YOU MAY VOTE BY MAIL, TELEPHONE OR OVER THE INTERNET. TO VOTE BY MAIL, PLEASE MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. TO VOTE BY TELEPHONE, PLEASE CALL THE TOLL-FREE NUMBER LOCATED ON YOUR PROXY CARD, ENTER THE CONTROL NUMBER PROVIDED ON YOUR PROXY CARD, AND FOLLOW THE RECORDED INSTRUCTIONS, USING YOUR PROXY CARD AS A GUIDE. TO VOTE OVER THE INTERNET, GO TO WWW.PROXYVOTE.COM, ENTER THE CONTROL NUMBER PROVIDED ON THE PROXY CARD, AND FOLLOW THE INSTRUCTIONS, USING YOUR PROXY CARD AS A GUIDE.

Gifford R. Zimmerman
Vice President and Secretary

JOINT PROXY STATEMENT                                         333 West Wacker Drive
                                                              Chicago, Illinois
                                                              60606
                                                              (800) 257-8787

October 23, 2002

NUVEEN CALIFORNIA DIVIDEND ADVANTAGE MUNICIPAL FUND (NAC)
NUVEEN CALIFORNIA DIVIDEND ADVANTAGE MUNICIPAL FUND 2 (NVX)
NUVEEN CALIFORNIA DIVIDEND ADVANTAGE MUNICIPAL FUND 3 (NZH)
NUVEEN CALIFORNIA INVESTMENT QUALITY MUNICIPAL FUND, INC. (NQC) NUVEEN CALIFORNIA MUNICIPAL MARKET OPPORTUNITY FUND, INC. (NCO) NUVEEN CALIFORNIA MUNICIPAL VALUE FUND, INC. (NCA)
NUVEEN CALIFORNIA PERFORMANCE PLUS MUNICIPAL FUND, INC. (NCP)
NUVEEN CALIFORNIA PREMIUM INCOME MUNICIPAL FUND (NCU)
NUVEEN CALIFORNIA QUALITY INCOME MUNICIPAL FUND, INC. (NUC)
NUVEEN CALIFORNIA SELECT QUALITY MUNICIPAL FUND, INC. (NVC)
NUVEEN INSURED CALIFORNIA PREMIUM INCOME MUNICIPAL FUND, INC. (NPC) NUVEEN INSURED CALIFORNIA PREMIUM INCOME MUNICIPAL FUND 2, INC. (NCL) NUVEEN FLORIDA INVESTMENT QUALITY MUNICIPAL FUND (NQF)
NUVEEN FLORIDA QUALITY INCOME MUNICIPAL FUND (NUF)
NUVEEN INSURED FLORIDA PREMIUM INCOME MUNICIPAL FUND (NFL)

GENERAL INFORMATION

This Joint Proxy Statement is furnished in connection with the solicitation by the Board of Directors or Board of Trustees, as the case may be, (each a "Board" and each Director or Trustee a "Board Member") of each of Nuveen California Dividend Advantage Municipal Fund ("California Dividend"), Nuveen California Dividend Advantage Municipal Fund 2 ("California Dividend 2"), Nuveen California Dividend Advantage Municipal Fund 3 ("California Dividend 3"), Nuveen California Investment Quality Municipal Fund, Inc. ("California Investment"), Nuveen California Municipal Market Opportunity Fund, Inc. ("California Opportunity"), Nuveen California Municipal Value Fund, Inc. ("California Value"), Nuveen California Performance Plus Municipal Fund, Inc. ("California Performance"), Nuveen California Premium Income Municipal Fund ("California Premium"), Nuveen California Quality Income Municipal Fund, Inc. ("California Quality"), Nuveen California Select Quality Municipal Fund, Inc. ("California Select"), Nuveen Insured California Premium Income Municipal Fund, Inc. ("Insured California") and Nuveen Insured California Premium Income Municipal Fund 2, Inc. ("Insured California 2") (the aforementioned California Funds will be referred to collectively as the "California Funds"), Nuveen Florida Investment Quality Municipal Fund ("Florida Investment"), Nuveen Florida Quality Income Municipal Fund ("Florida Quality") and Nuveen Insured Florida Premium Income Municipal Fund ("Insured Florida"), (the aforementioned Florida Funds will be referred to collectively as the "Florida Funds"), (individually, a "Fund" and, collectively, the "Funds"), of proxies to be voted at the Annual Meeting of Shareholders of each Fund to be held on November 21, 2002 (for each Fund, an "Annual Meeting" and, collectively, the "Annual Meetings"), and at any and all adjournments thereof.

On the matters coming before each Fund's Annual Meeting as to which a choice has been specified by the shareholders of that Fund on the proxy, the shares of that Fund will be voted accordingly. If no choice is so specified, the shares of each Fund will be voted FOR the election of the nominees as listed in this Joint Proxy Statement. Shareholders of any Fund who execute proxies may revoke them at any time before they are voted by filing with that Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person.

This Joint Proxy Statement is first being mailed to shareholders of the Funds on or about October 23, 2002.

The Board of each Fund has determined that the use of this Joint Proxy Statement for each Fund's Annual Meeting is in the best interest of each Fund and its shareholders in light of the similar matters being considered and voted on by the shareholders. Shareholders of each Fund will vote separately on each proposal relating to their Fund, and a vote on a proposal by the shareholders of one Fund will not affect the vote on the proposal by the shareholders of another Fund.

The following table indicates which shareholders are solicited with respect to each matter:

-----------------------------------------------------------------------------------
                    MATTER                        COMMON SHARES   MUNIPREFERRED(1)
-----------------------------------------------------------------------------------
1a(i) Election of Board Members by all                  X                 X
      shareholders (except California Value)
      (Lawrence H. Brown, Robert P. Bremner,
      Anne E. Impellizzeri, Peter R. Sawers and
      Judith M. Stockdale nominated)
-----------------------------------------------------------------------------------
 a(ii) Election of Board Members by                    N/A                X
       MuniPreferred only (except California
       Value) (William J. Schneider and Timothy
       R. Schwertfeger nominated)
-----------------------------------------------------------------------------------
  b. Election of Board Member for California            X                N/A
     Value by all shareholders (Anne E.
     Impellizzeri nominated)
-----------------------------------------------------------------------------------

(1) "MuniPreferred" means "Municipal Auction Rate Cumulative Preferred Shares."

A quorum of shareholders is required to take action at each Fund's Annual Meeting. A majority of the shares entitled to vote at each Annual Meeting, represented in person or by proxy, will constitute a quorum of shareholders at that Annual Meeting, except that for the election of the two Board Member nominees to be elected by holders of MuniPreferred of each Fund (except California Value), 33 1/3% of the MuniPreferred shares entitled to vote and represented in person or by proxy will constitute a quorum. Votes cast by proxy or in person at each Annual Meeting will be tabulated by the inspectors of election appointed for that Annual Meeting. The inspectors of election will determine whether or not a quorum is present at the Annual Meeting. The inspectors of election will treat abstentions and "broker non-votes" (i.e., shares held by brokers or nominees, typically in "street name," as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

For each Fund (except California Dividend, California Dividend 2, California Dividend 3, California Premium, Florida Investment, Florida Quality and Insured Florida, the "Massachusetts Business Trusts"), abstentions and broker non-votes will be treated as shares voted against the election of Board Members. For the Massachusetts Business Trusts, abstentions and broker non-votes will have no effect on the election of Board Members. The details of the proposal to be voted on by the shareholders of each Fund and the vote required for approval of the proposal are set forth under the description of the proposal below.

Those persons who were shareholders of record at the close of business on September 24, 2002 will be entitled to one vote for each share held. As of September 24, 2002, the shares of the Funds were issued and outstanding as follows:

---------------------------------------------------------------------------------------
          FUND               SYMBOL*        COMMON SHARES           MUNIPREFERRED
---------------------------------------------------------------------------------------
 California Dividend           NAC            23,412,013             3,500 Series TH
                                                                     3,500 Series F
 California Dividend 2         NVX            14,790,660             2,200 Series M
                                                                     2,200 Series F
 California Dividend 3         NZH            24,112,833             3,740 Series M
                                                                     3,740 Series TH
 California Investment         NQC            13,580,232             3,600 Series M
                                                                      880 Series W
 California Opportunity        NCO             8,154,681             2,200 Series W
                                                                      520 Series F
 California Value              NCA            25,241,808             N/A
 California Performance        NCP            12,965,767             1,800 Series T
                                                                      640 Series W
                                                                     1,800 Series F
 California Premium            NCU             5,774,216             1,720 Series M
 California Quality            NUC            21,956,097             1,400 Series M
                                                                     3,000 Series W
                                                                     3,000 Series F
 California Select             NVC            23,096,654             2,400 Series T
                                                                     1,680 Series W
                                                                     3,600 Series TH
 Insured California            NQF             6,438,911             1,800 Series T
 Insured California 2          NUF            12,653,932             1,900 Series T
                                                                     1,900 Series TH
 Florida Investment            NPC            16,466,824             3,080 Series T
                                                                     2,200 Series F
 Florida Quality               NCL            14,200,759             1,700 Series M
                                                                     1,700 Series TH
                                                                     1,280 Series F
 Insured Florida               NFL            14,312,032             1,640 Series W
                                                                     2,800 Series TH
---------------------------------------------------------------------------------------

* The common shares of all the Funds are listed on the New York Stock Exchange with the exception of California Dividend 2, California Dividend 3 and California Premium which are listed on the American Stock Exchange.

This Joint Proxy Statement is first being mailed to shareholders of the Funds on or about October 23, 2002.

1. ELECTION OF BOARD MEMBERS OF EACH FUND

At each Fund's Annual Meeting (except California Value), seven (7) Board Members are to be elected to serve until the next Annual Meeting and until their successors shall have been duly elected and qualified. Under the terms of each Fund's organizational documents (except California Value), under normal circumstances, holders of MuniPreferred are entitled to elect two (2) Board Members, and the remaining Board Members are to be elected by holders of Common Shares and MuniPreferred, voting together as a single class. Pursuant to the organizational documents of California Value, the Board is divided into three classes, with each class being elected to serve a term of three years. This year, one (1) Board Member is to be elected at this meeting to serve on the Board of California Value for a three year term.

A. FOR CALIFORNIA DIVIDEND, CALIFORNIA DIVIDEND 2, CALIFORNIA DIVIDEND 3, CALIFORNIA INVESTMENT, CALIFORNIA OPPORTUNITY, CALIFORNIA PERFORMANCE, CALIFORNIA PREMIUM, CALIFORNIA QUALITY, CALIFORNIA SELECT, INSURED CALIFORNIA, INSURED CALIFORNIA 2, FLORIDA INVESTMENT, FLORIDA QUALITY AND INSURED FLORIDA.

        (i) Five Board Members are to be elected by holders of Common Shares and the MuniPreferred, voting together as a single class. Board Members Bremner, Brown, Impellizzeri, Sawers and Stockdale are nominees for election by all shareholders.

        (ii) Holders of MuniPreferred are entitled to elect two of the Board Members. William J. Schneider and Timothy R. Schwertfeger are nominees for election by holders of MuniPreferred.

B. FOR CALIFORNIA VALUE. The Board of California Value has designated Anne E. Impellizzeri as the Class II Board Member, and as nominee for Board Member for a term expiring at the Annual Meeting of Shareholders in 2005, and until a successor has been duly elected and qualified. The remaining Board Members, Brown, Bremner, Sawers, Schneider, Schwertfeger and Stockdale, are current and continuing Board Members. The terms of Robert P. Bremner, William J. Schneider and Judith M. Stockdale as Class III Board Members of California Value expire in 2003. The terms of Lawrence H. Brown, Peter R. Sawers and Timothy R. Schwertfeger as Class I Board Members of California Value expire in 2004.

The affirmative vote of a majority of the shares of a Fund present and entitled to vote at the Annual Meeting (except for the Massachusetts Business Trusts) will be required to elect Board Members of that Fund. For Massachusetts Business Trusts, the affirmative vote of a plurality of the shares present and entitled to vote at the Annual Meeting will be required to elect the Board of those Funds.

It is the intention of the persons named in the enclosed proxy to vote the shares represented thereby for the election of the nominees listed below unless the proxy is marked otherwise. Each of the nominees has agreed to serve as a Board Member of each Fund if elected. However, should any nominee become unable or unwilling to accept nomination for election, the proxies for each Fund will be voted for one or more substitute nominees designated by that Fund's present Board.

All of the nominees were last elected to the Board at the 2001 annual meeting of shareholders except for California Value which only elected Class I Board Members.

Other than Mr. Schwertfeger, none of the Board Members have ever been a director or an employee of Nuveen Investments or any affiliate.

EACH FUND'S BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES NAMED BELOW.

BOARD NOMINEES
--------------------------------------------------------------------------------

                                                                                 NUMBER OF
                              POSITIONS AND OFFICES   PRINCIPAL OCCUPATIONS  PORTFOLIOS IN
                                 WITH THE FUNDS,         INCLUDING OTHER      FUND COMPLEX
                                TERM OF OFFICE AND    DIRECTORSHIPS DURING     OVERSEEN BY
NAME, BIRTHDATE AND ADDRESS   LENGTH OF TIME SERVED      PAST FIVE YEARS        TRUSTEE(1)
------------------------------------------------------------------------------------------
Board Member who is an
interested person* of the
Fund:
----------------------------
Timothy R. Schwertfeger(2),   Chairman of the Board,  Chairman and Director            135
(4)                           President and Board     (since July 1996) of
3/28/49                       Member.                 The John Nuveen
333 West Wacker Drive         Term of Office:         Company, Nuveen
Chicago, IL 60606             2002--All Funds,        Investments, Nuveen
                              except 2004--           Advisory Corp. and
                              California Value        Nuveen Institutional
                              Length of Time Served:  Advisory Corp.; prior
                              since 1994--All Funds   thereto, Executive
                              except 1999--           Vice President and
                              California Dividend     Director of The John
                              2001--California        Nuveen Company and
                              Dividend 2 and          Nuveen Investments;
                              California Dividend 3   Director (since 1992)
                                                      and Chairman (since
                                                      1996) of Nuveen
                                                      Advisory Corp. and
                                                      Nuveen Institutional
                                                      Advisory Corp.;
                                                      Chairman and Director
                                                      (since January 1997)
                                                      of Nuveen Asset
                                                      Management Inc.;
                                                      Director (since 1996)
                                                      of Institutional
                                                      Capital Corporation;
                                                      Chairman and Director
                                                      (since 1999) of
                                                      Rittenhouse Financial
                                                      Services Inc.; Chief
                                                      Executive Officer and
                                                      Director (since
                                                      September 1999) of
                                                      Nuveen Senior Loan
                                                      Asset Management Inc.


BOARD NOMINEES CONTINUED
--------------------------------------------------------------------------------

                                                                                 NUMBER OF
                              POSITIONS AND OFFICES   PRINCIPAL OCCUPATIONS  PORTFOLIOS IN
                                 WITH THE FUNDS,         INCLUDING OTHER      FUND COMPLEX
                                TERM OF OFFICE AND    DIRECTORSHIPS DURING     OVERSEEN BY
NAME, BIRTHDATE AND ADDRESS   LENGTH OF TIME SERVED      PAST FIVE YEARS        TRUSTEE(1)
------------------------------------------------------------------------------------------
Board Members who are not
interested persons of the
Fund:
----------------------------
Robert P. Bremner(3)          Board Member.           Private Investor and             117
8/22/40                       Term of Office:         Management
3725 Huntington Street, N.W.  2002--All Funds,        Consultant.
Washington, D.C. 20015        except 2003--
                              California Value
                              Length of Time Served:
                              since 1997--All Funds
                              except 1999--
                              California Dividend
                              2001--California
                              Dividend 2 and
                              California Dividend 3

Lawrence H. Brown(4)          Board Member.           Retired (August 1989)            117
7/29/34                       Term of Office:         as Senior Vice
201 Michigan Avenue           2002--All Funds,        President of The
Highwood, IL 60040            except 2004--           Northern Trust
                              California Value        Company.
                              Length of Time Served:
                              since 1993--All Funds
                              except 1999--
                              California Dividend
                              2001--California
                              Dividend 2 and
                              California Dividend 3

Anne E. Impellizzeri(5)       Board Member.           Retired; formerly,               117
1/26/33                       Term of Office:         Executive Director
3 West 29th Street            2002--All Funds         (1998- 2002) of
New York, NY 10001            Length of Time Served:  Manitoga/The Russel
                              since 1994--All Funds   Wright Design Center;
                              except 1999--           prior thereto,
                              California Dividend     President and Chief
                              2001--California        Executive Officer of
                              Dividend 2 and          Blanton-Peale
                              California Dividend 3   Institute; prior
                                                      thereto, Vice
                                                      President,
                                                      Metropolitan Life
                                                      Insurance Co.


BOARD NOMINEES CONTINUED
--------------------------------------------------------------------------------

                                                                                 NUMBER OF
                              POSITIONS AND OFFICES   PRINCIPAL OCCUPATIONS  PORTFOLIOS IN
                                 WITH THE FUNDS,         INCLUDING OTHER      FUND COMPLEX
                                TERM OF OFFICE AND    DIRECTORSHIPS DURING     OVERSEEN BY
NAME, BIRTHDATE AND ADDRESS   LENGTH OF TIME SERVED      PAST FIVE YEARS        TRUSTEE(1)
------------------------------------------------------------------------------------------
Peter R. Sawers(4)            Board Member.           Adjunct Professor of             117
4/3/33                        Term of Office:         Business and
22 The Landmark               2002-- All Funds,       Economics, University
Northfield, IL 60093          except 2004--           of Dubuque, Iowa;
                              California Value        formerly (1991- 2000)
                              Length of Time Served:  Adjunct Professor,
                              since 1991--All Funds   Lake Forest Graduate
                              except 1992--Insured    School of Management,
                              Florida and Insured     Lake Forest,
                              California 1993--       Illinois; Director,
                              Insured California 2    Executive Service
                              1999--California        Corps of Chicago;
                              Dividend 2001--         Director, Hadley
                              California Dividend 2   School for the Blind;
                              and California          prior thereto,
                              Dividend 3              Executive Director,
                                                      Towers Perrin
                                                      Australia, a
                                                      management consulting
                                                      firm; Chartered
                                                      Financial Analyst;
                                                      Certified Management
                                                      Consultant.

William J. Schneider(2), (3)  Board Member.           Senior Partner and               117
9/24/44                       Term of Office: 2002--  Chief Operating
4000 Miller-Valentine Ct.     All Funds, except 2003  Officer, Miller-
P. O. Box 744                 --California Value      Valentine Group, Vice
Dayton, OH 45401              Length of Time Served:  President,
                              since 1997--All Funds   Miller-Valentine
                              except 1999--           Realty, a development
                              California Dividend     and contract company;
                              2001--California        Chair, Miami Valley
                              Dividend 2 and          Hospital; Chair,
                              California Dividend 3   Miami Valley Economic
                                                      Development
                                                      Coalition; formerly,
                                                      Member, Community
                                                      Advisory Board,
                                                      National City Bank,
                                                      Dayton, Ohio; and
                                                      Business Advisory
                                                      Council, Cleveland
                                                      Federal Reserve Bank.

Judith M. Stockdale(3)        Board Member.           Executive Director,              117
12/29/47                      Term of Office:         Gaylord and Dorothy
35 East Wacker Drive          2002--All Funds,        Donnelley Foundation
Suite 2600                    except 2003--           (since 1994); prior
Chicago, IL 60601             California Value        thereto, Executive
                              Length of Time Served:  Director, Great Lakes
                              since 1997--All Funds   Protection Fund (from
                              except 1999--           1990 to 1994).
                              California Dividend
                              2001--California
                              Dividend 2 and
                              California Dividend 3
------------------------------------------------------------------------------------------

* "Interested person" as defined in the Investment Company Act of 1940, as amended, by reason of being an officer or director of the Funds' investment adviser, Nuveen Advisory Corp.

(1) As of October 1, 2002, the Board Members and nominees were board members of 30 Nuveen open-end funds and 87 closed-end funds managed by Nuveen Advisory Corp. ("NAC"). In addition, Mr. Schwertfeger is a board member of 8 open-end and 10 closed-end funds managed by Nuveen Institutional Advisory Corp. ("NIAC").

(2) Board Members Schneider and Schwertfeger are Board nominees to be elected by holders of MuniPreferred for all Funds except California Value.

(3) Board Members Bremner, Schneider and Stockdale are currently Class III Board Members of California Value, whose term will expire in 2003.

(4) Board Members Brown, Sawers and Schwertfeger are currently Class I Board Members of California Value, whose term will expire in 2004.

(5) Ms. Impellizzeri is a Class II Board Member, whose current term will expire at the annual meeting and has been nominated for a new term to expire in 2005.

BENEFICIAL OWNERSHIP

The following table lists the dollar range and number of common shares beneficially owned by each Board Member in each Fund and in all Nuveen Funds overseen by the Board Members as of July 31, 2002:

                    DOLLAR RANGE AND NUMBER OF COMMON SHARES
--------------------------------------------------------------------------------

                            CALIFORNIA    CALIFORNIA    CALIFORNIA    CALIFORNIA    CALIFORNIA
     BOARD MEMBERS           DIVIDEND     DIVIDEND 2    DIVIDEND 3    INVESTMENT    OPPORTUNITY
-----------------------------------------------------------------------------------------------
Timothy R.
  Schwertfeger(1)               0             0             0             0              0
Robert P. Bremner               0             0             0             0              0
Lawrence H. Brown               0             0             0             0              0
Anne E. Impellizzeri            0             0             0             0              0
Peter R. Sawers                 0             0             0             0              0
William J. Schneider            0             0             0             0              0
Judith M. Stockdale             0             0             0             0              0
-----------------------------------------------------------------------------------------------

                    DOLLAR RANGE AND NUMBER OF COMMON SHARES
--------------------------------------------------------------------------------

                             CALIFORNIA    CALIFORNIA     CALIFORNIA    CALIFORNIA    CALIFORNIA
      BOARD MEMBERS            VALUE       PERFORMANCE     PREMIUM       QUALITY        SELECT
------------------------------------------------------------------------------------------------
Timothy R.
  Schwertfeger(1)                0              0             0             0             0
Robert P. Bremner                0              0             0             0             0
Lawrence H. Brown                0              0             0             0             0
Anne E. Impellizzeri             0              0             0             0             0
Peter R. Sawers                  0              0             0             0             0
William J. Schneider             0              0             0             0             0
Judith M. Stockdale              0              0             0             0             0
------------------------------------------------------------------------------------------------

                    DOLLAR RANGE AND NUMBER OF COMMON SHARES
--------------------------------------------------------------------------------

                                  INSURED        INSURED        FLORIDA      FLORIDA    INSURED
        BOARD MEMBERS            CALIFORNIA    CALIFORNIA 2    INVESTMENT    QUALITY    FLORIDA
-----------------------------------------------------------------------------------------------
Timothy R. Schwertfeger(1)...        0              0              0            0          0
Robert P. Bremner............        0              0              0            0          0
Lawrence H. Brown............        0              0              0            0          0
Anne E. Impellizzeri.........        0              0              0            0          0
Peter R. Sawers..............        0              0              0            0          0
William J. Schneider.........        0              0              0            0          0
Judith M. Stockdale..........        0              0              0            0          0
-----------------------------------------------------------------------------------------------

                       DOLLAR RANGE OF EQUITY SECURITIES
--------------------------------------------------------------------------------

                                           AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
                                                ALL REGISTERED INVESTMENT COMPANIES
                                                    OVERSEEN BY BOARD MEMBER IN
             BOARD MEMBERS                       FAMILY OF INVESTMENT COMPANIES(2)
-----------------------------------------------------------------------------------------
Timothy R. Schwertfeger(1).............             over $100,000
Robert P. Bremner......................            $10,001-$50,000
Lawrence H. Brown......................             over $100,000
Anne E. Impellizzeri...................           $50,001-$100,000
Peter R. Sawers........................             over $100,000
William J. Schneider...................             over $100,000
Judith M. Stockdale....................            $10,001-$50,000
-----------------------------------------------------------------------------------------

(1) For Mr. Schwertfeger, the amount reflected also includes shares held in Nuveen's 401(k)/Profit Sharing Plan.

(2) The amounts reflect the aggregate dollar range of equity securities beneficially owned by the Board Member in the Funds and in all Nuveen funds overseen by each Board Member and reflects share equivalents of certain Nuveen funds in which the Board Member is deemed to be invested pursuant to the Deferred Compensation Plan for Independent Board Members, as more fully described under "Compensation."

On July 31, 2002, Board Members and executive officers of the Funds as a group beneficially owned 468,068 common shares of all funds managed by Nuveen Advisory Corp. ("NAC" or the "Adviser") and Nuveen Institutional Advisory Corp. ("NIAC") (includes Deferred Units and shares held by the executive officers in Nuveen's 401(k)/profit sharing plan). Each Board Member's individual beneficial shareholdings of each Fund constitute less than 1% of the outstanding shares of each Fund. As of September 24, 2002, the Board Members and executive officers of the Funds as a group beneficially owned no outstanding common shares of each Fund. As of September 24, 2002, the Board Members and executive officers of the Funds did not own any shares of MuniPreferred. As of September 24, 2002, no shareholder owned more than 5% of any class of shares of any Fund.

OTHER AFFILIATIONS OR RELATIONSHIPS OF BOARD MEMBERS

As of July 31, 2002, none of the Board Members who are not "interested persons" of a Fund (as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act")) and who are not affiliated with Nuveen Investments ("Nuveen") or the Adviser (the

"Independent Board Members"), nor any immediate family member of an Independent Board Member, owns shares of the Adviser or a principal underwriter of a Fund, nor does any such person own shares of a company controlling, controlled by or under common control with the Adviser or a principal underwriter of a Fund.

There have been no transactions by a Fund since the beginning of the Fund's last fiscal year, nor are there any transactions currently proposed, in which the amount exceeds $60,000 and in which any Board Member, executive officer or security holder of more than 5% of the voting securities of a Fund, or any immediate family members of the foregoing persons, has or will have a direct or indirect material interest, nor have any of the foregoing persons been indebted to a Fund in an amount in excess of $60,000 at any time since that date.

No Independent Board Member, nor any immediate family member of such a Board Member, has had, in the past five years, any direct or indirect interest, the value of which exceeds $60,000, in the Adviser or principal underwriter of the Funds or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with, the Adviser or principal underwriter of the Funds. Moreover, no Independent Board Member (or immediate family member of any Independent Board Member) has, or has had in the last two fiscal years of the Funds, any direct or indirect relationships or any direct or indirect material interest in any transaction or series of transactions or in any currently proposed transaction or series of transactions, in which the amount involved exceeds $60,000, in which the following persons were or are a party: the Funds, an officer of the Funds, any investment company sharing the same Adviser or principal underwriter of the Funds or any officer of such a party, any person directly or indirectly controlling, controlled by or under common control with, the Adviser or principal underwriter of the Funds, or any officer of such a person.

Within the last two completed fiscal years of the Funds, no officer of any investment adviser or principal underwriter of the Funds or of any person directly or indirectly controlling, controlled by or under common control with the investment adviser or principal underwriter of the Funds, has served as a board member on a board of a company where any of the Board Members or Nominees of the Funds has served as an officer.

COMPENSATION

The Board Members affiliated with Nuveen Investments ("Nuveen") or Nuveen Advisory Corp. (the "Adviser") serve without any compensation from the Funds. The Independent Board Members receive a $15,000 quarterly retainer ($60,000 annually) for serving as a board member of all funds affiliated with Nuveen and the Adviser and a $1,750 fee per day plus expenses for attendance in person or by telephone at all meetings (including any committee meetings) held on a day on which a regularly scheduled Board meeting is held, a $1,000 fee per day plus expenses for attendance in person or a $500 fee per day plus expenses for attendance by telephone at all meetings (including any committee meetings) held on a day on which no regular Board meeting is held, and a $500 fee per day plus expenses for attendance in person or $250 if by telephone at a meeting of any committee. The annual retainer, fees and expenses are allocated among the funds managed by the Adviser on the basis of relative net asset sizes although Fund management may, in its discretion, establish a minimum amount to be allocated to each Fund. Effective January 1, 1999, the Boards of certain Nuveen Funds (the "Participating Funds") established a Deferred Compensation Plan for Independent

Board Members ("Deferred Compensation Plan"). Under the Deferred Compensation Plan, Independent Board Members of the Participating Funds may defer receipt of all, or a portion, of the compensation they earn for their services to the Participating Funds, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount had been invested in shares of one or more eligible Nuveen funds. Each Independent Board Member, other than Mr. Brown, has elected to defer at least a portion of their fees. Each of the Funds except California Opportunity, California Premium, California Value, Insured California and California Dividend 3 are Participating Funds under the Deferred Compensation Plan.

The table below shows, for each Board Member who is not affiliated with Nuveen or the Adviser, the aggregate compensation (i) paid by each Fund to each Board Member for its last fiscal year and (ii) paid (including deferred fees) for service on the boards of the NAC Funds for the calendar year ended 2001. Mr. Schwertfeger, a Board Member who is an interested person of each Fund, does not receive any compensation from the Fund or any Nuveen Funds.

                    AGGREGATE COMPENSATION FROM THE FUNDS(1)
--------------------------------------------------------------------------------

                            CALIFORNIA   CALIFORNIA   CALIFORNIA   CALIFORNIA    CALIFORNIA
BOARD MEMBERS                 DIVIDEND   DIVIDEND 2   DIVIDEND 3   INVESTMENT   OPPORTUNITY
-------------------------------------------------------------------------------------------
Robert P. Bremner                  742          469          577          457           274
Lawrence H. Brown                  798          498          636          491           290
Anne E. Impellizzeri               624          459          577          384           274
Peter R. Sawers                    649          441          736          399           271
William J. Schneider               646          447          577          398           274
Judith M. Stockdale                717          462          577          441           274
-------------------------------------------------------------------------------------------

                    AGGREGATE COMPENSATION FROM THE FUNDS(1)
--------------------------------------------------------------------------------

                             CALIFORNIA    CALIFORNIA   CALIFORNIA   CALIFORNIA   CALIFORNIA
BOARD MEMBERS                     VALUE   PERFORMANCE      PREMIUM      QUALITY       SELECT
--------------------------------------------------------------------------------------------
Robert P. Bremner                   372           427          180          753          773
Lawrence H. Brown                   393           459          190          810          831
Anne E. Impellizzeri                372           359          180          633          650
Peter R. Sawers                     368           373          178          659          676
William J. Schneider                372           371          180          656          673
Judith M. Stockdale                 372           412          180          728          746
--------------------------------------------------------------------------------------------

                    AGGREGATE COMPENSATION FROM THE FUNDS(1)
--------------------------------------------------------------------------------

                                   INSURED        INSURED      FLORIDA   FLORIDA   INSURED
        BOARD MEMBERS           CALIFORNIA   CALIFORNIA 2   INVESTMENT   QUALITY   FLORIDA
------------------------------------------------------------------------------------------
Robert P. Bremner                      212            401          492       432       435
Lawrence H. Brown                      224            431          532       468       469
Anne E. Impellizzeri                   212            337          396       348       359
Peter R. Sawers                        210            351          429       377       390
William J. Schneider                   212            349          413       362       376
Judith M. Stockdale                    212            387          473       416       420
------------------------------------------------------------------------------------------

                     AGGREGATE COMPENSATION FROM THE FUNDS
--------------------------------------------------------------------------------

                                      TOTAL COMPENSATION FROM NUVEEN FUNDS PAID TO
           BOARD MEMBERS                                          BOARD MEMBERS(2)
----------------------------------------------------------------------------------
Robert P. Bremner                                                          $47,500
Lawrence H. Brown                                                           38,150
Anne E. Impellizzeri                                                        44,500
Peter R. Sawers                                                             48,000
William J. Schneider                                                        51,000
Judith M. Stockdale                                                         48,000
----------------------------------------------------------------------------------

(1) Includes compensation for service on the Boards of the NAC Funds for the fiscal year ended 2002, including deferred fees.

                                 DEFERRED FEES
--------------------------------------------------------------------------------

                                                     BOARD MEMBER(3)
                               ------------------------------------------------------------
                               ROBERT P.        ANNE E.   PETER R.   WILLIAM J.   JUDITH M.
                                 BREMNER   IMPELLIZZERI     SAWERS    SCHNEIDER   STOCKDALE
-------------------------------------------------------------------------------------------
California Dividend                 $100            624        649          646         150
California Dividend 2               $ 34            237        225          225          52
California Dividend 3               $ --             --         --           --          --
California Investment               $ 61            384        399          398          92
California Opportunity              $ --             --         --           --          --
California Value                    $ --             --         --           --          --
California Performance              $ 57            359        373          371          86
California Premium                  $ --             --         --           --          --
California Quality                  $101            633        659          656         152
California Select                   $104            650        676          673         156
Insured California                  $ --             --         --           --          --
Insured California 2                $ 54            337        351          349          81
Florida Investment                  $ 66            396        429          413          98
Florida Quality                     $ 58            348        377          362          86
Insured Florida                     $ 60            359        390          376          89
-------------------------------------------------------------------------------------------

(2) Includes compensation for services on the Boards of the NAC Funds for the calendar year ended 2001, including deferred fees.

(3) Mr. Brown did not defer any compensation.

COMMITTEES

The Board Members serve on five standing committees: the executive committee, the audit committee, the governance committee, the dividend committee and the valuation committee.

Peter R. Sawers and Timothy R. Schwertfeger serve as members of the executive committee of the Board of each Fund. The executive committee, which meets between regular meetings of the Board, is authorized to exercise all of the powers of the Board; provided that the scope of the powers of the executive committee, unless otherwise specifically authorized by the full Board, are limited to: (i) emergency matters where assembly of the full Board is impracticable (in which case management will take all reasonable steps to quickly notify each individual

Board Member of the actions taken by the executive committee) or (ii) matters of an administrative or ministerial nature. The executive committee of each Fund held no meetings during their fiscal year except the executive committee of the California Dividend 3 Fund held two meetings during its fiscal year.

Lawrence H. Brown and Timothy R. Schwertfeger are current members of the dividend committee. The dividend committee is authorized to disclose distributions on the Funds' shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The dividend committee of each Fund held five meetings during its last fiscal year.

Lawrence H. Brown and Judith M. Stockdale are current members of the valuation committee for each Fund. The valuation committee oversees the Funds' Pricing Procedures including, but not limited to, the review and approval of fair value pricing determinations made by Nuveen's Valuation Group. The valuation committee held one meeting during its last fiscal year.

Each Fund's Board has an audit committee composed of Board Members who are not "interested persons" of the Fund and who are "independent" as that term is defined in Section 303.01(B)(2)(a) and (3) of the New York Stock Exchange's listing standards or Section 121(A) of American Stock Exchange's listing standards, as applicable. The audit committee monitors the accounting and reporting policies and practices of the Funds, the quality and integrity of the financial statements of the Funds, compliance by the Funds with legal and regulatory requirements and the independence and performance of the external and internal auditors. The audit committee reviews the work and any recommendations of the Fund's independent auditors. Based on such review, it is authorized to make recommendations to the Board. A copy of the Audit Committee Charter is attached to the proxy statement as Appendix A. The audit committee of each Fund held two meetings during its last fiscal year.

Nomination of those Board Members who are not "interested persons" of each Fund is committed to a governance committee composed of all Board Members who are not "interested persons" of that Fund. It identifies and recommends individuals to be nominated for election as non-interested Board Members. The committee also reviews matters relating to (1) the composition, duties, recruitment, independence and tenure of Board Members, (2) the selection and review of committee assignments, and (3) Board Member education, board meetings and board performance. The governance committee of each Fund held one meeting during its last fiscal year. In the event of a vacancy on the Board, the governance committee receives suggestions from various sources as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Vice President for Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, IL 60606. The governance committee sets appropriate standards and requirements for nominations for new Board Members and reserves the right to interview all candidates and to make the final selection regarding the nomination of any new Board Members.

The Board of each Fund with a June 30 fiscal year end (the Florida Funds) held four regular quarterly meetings and one special board meeting during its last fiscal year. Four regular meetings and one special board meeting were held by the Board of each Fund with a August 31 fiscal year end (the California Funds). During the last fiscal year, each Board Member attended 75% or more of each Fund's Board meetings and the committee meetings (if a member thereof).

THE FUND'S OFFICERS

The following table sets forth information as of October 1, 2002 with respect to each officer of the Funds, other than Mr. Schwertfeger, who is a Board Member and is included in the table relating to nominees for the Board. Officers of the Funds receive no compensation from the Funds. The officers of each Fund are elected by the Board on an annual basis to serve until successors are elected and qualified.

------------------------------------------------------------------------------------------------
                          POSITIONS AND OFFICES     PRINCIPAL OCCUPATIONS         NUMBER OF
                             WITH THE FUND,            INCLUDING OTHER        PORTFOLIOS IN FUND
 NAME, BIRTHDATE AND       TERM OF OFFICE AND        DIRECTORSHIPS DURING       COMPLEX SERVED
       ADDRESS            LENGTH OF TIME SERVED        PAST FIVE YEARS            BY OFFICER
------------------------------------------------------------------------------------------------
Michael T. Atkinson      Vice President.            Vice President (since        135
2/3/66                   Term of Office: 2002.      January 2002),
333 West Wacker Drive    Length of Time Served:     formerly, Assistant
Chicago, IL 60606        since 2002.                Vice President (from
                                                    2000), previously,
                                                    Associate of Nuveen
                                                    Investments.

Paul L. Brennan          Vice President.            Vice President (since        130
11/10/66                 Term of Office: 2002.      January 2002),
333 West Wacker Drive    Length of Time Served:     formerly Assistant
Chicago, IL 60606        since 2002.                Vice President (from
                                                    1997), of Nuveen
                                                    Advisory Corp.

Peter H. D'Arrigo        Vice President and         Vice President of            135
11/28/67                 Treasurer.                 Nuveen Investments
333 West Wacker Drive    Term of Office: 2002.      (since January 1999),
Chicago, IL 60606        Length of Time Served:     prior thereto,
                         since 1999.                Assistant Vice
                                                    President (from
                                                    January 1997 to
                                                    January 1999);
                                                    formerly, Associate of
                                                    Nuveen Investments;
                                                    Vice President and
                                                    Treasurer of Nuveen
                                                    Senior Loan Asset
                                                    Management Inc. (since
                                                    September 1999);
                                                    Chartered Financial
                                                    Analyst.

Susan M. DeSanto         Vice President.            Vice President of            135
9/8/54                   Term of Office: 2002.      Nuveen Advisory Corp.
333 West Wacker Drive    Length of Time Served:     (since August 2001);
Chicago, IL 60606        since 2001.                previously, Vice
                                                    President of Van
                                                    Kampen Investment
                                                    Advisory Corp. (from
                                                    1998); prior thereto,
                                                    Assistant Vice
                                                    President of Van
                                                    Kampen Investment
                                                    Advisory Corp. (from
                                                    1994).

------------------------------------------------------------------------------------------------
                          POSITIONS AND OFFICES     PRINCIPAL OCCUPATIONS         NUMBER OF
                             WITH THE FUND,            INCLUDING OTHER        PORTFOLIOS IN FUND
 NAME, BIRTHDATE AND       TERM OF OFFICE AND        DIRECTORSHIPS DURING       COMPLEX SERVED
       ADDRESS            LENGTH OF TIME SERVED        PAST FIVE YEARS            BY OFFICER
------------------------------------------------------------------------------------------------
Jessica R. Droeger       Vice President.            Vice President (since        135
9/24/64                  Term of Office: 2002.      January 2002) and
333 West Wacker Drive    Length of Time Served:     Assistant General
Chicago, IL 60606        since 2002.                Counsel (since 1998),
                                                    formerly, Assistant
                                                    Vice President (from
                                                    May 1998) of Nuveen
                                                    Investments; Vice
                                                    President (since May
                                                    2002), and Assistant
                                                    Secretary (from 1998)
                                                    formerly, Assistant
                                                    Vice President of
                                                    Nuveen Advisory Corp.
                                                    and Nuveen
                                                    Institutional Advisory
                                                    Corp.; prior thereto,
                                                    Associate at the law
                                                    firm D'Ancona Partners
                                                    LLC.

Lorna C. Ferguson        Vice President.            Vice President of            135
10/24/45                 Term of Office: 2002.      Nuveen Investments;
333 West Wacker Drive    Length of Time Served:     Vice President (since
Chicago, IL 60606        since 1998.                January 1998) of
                                                    Nuveen Advisory Corp.
                                                    and Nuveen
                                                    Institutional Advisory
                                                    Corp.

William M. Fitzgerald    Vice President.            Managing Director            135
3/2/64                   Term of Office: 2002.      (since 2001), formerly
333 West Wacker Drive    Length of Time Served:     Vice President (since
Chicago, IL 60606        since 1995.                1995) of Nuveen
                                                    Advisory Corp. and
                                                    Nuveen Institutional
                                                    Advisory Corp.;
                                                    Chartered Financial
                                                    Analyst.

Stephen D. Foy           Vice President and         Vice President of            135
5/31/54                  Controller.                Nuveen Investments and
333 West Wacker Drive    Term of Office: 2002.      (since May 1998) The
Chicago, IL 60606        Length of Time Served:     John Nuveen Company;
                         since 1998.                Vice President (since
                                                    September 1999) of
                                                    Nuveen Senior Loan
                                                    Management Inc.;
                                                    Certified Public
                                                    Accountant.

J. Thomas Futrell        Vice President.            Vice President of            130
7/5/55                   Term of Office: 2002.      Nuveen Advisory Corp.;
333 West Wacker Drive    Length of Time Served:     Chartered Financial
Chicago, IL 60606        since 1992                 Analyst.

Richard A. Huber         Vice President.            Vice President of            130
3/26/63                  Term of Office: 2002.      Nuveen Institutional
333 West Wacker Drive    Length of Time Served:     Advisory Corp. (since
Chicago, IL 60606        since 1997                 1998) and Nuveen
                                                    Advisory Corp. (since
                                                    1997).

------------------------------------------------------------------------------------------------
                          POSITIONS AND OFFICES     PRINCIPAL OCCUPATIONS         NUMBER OF
                             WITH THE FUND,            INCLUDING OTHER        PORTFOLIOS IN FUND
 NAME, BIRTHDATE AND       TERM OF OFFICE AND        DIRECTORSHIPS DURING       COMPLEX SERVED
       ADDRESS            LENGTH OF TIME SERVED        PAST FIVE YEARS            BY OFFICER
------------------------------------------------------------------------------------------------
Steve J. Krupa           Vice President.            Vice President of            130
8/21/57                  Term of Office: 2002.      Nuveen Advisory Corp.
333 West Wacker Drive    Length of Time Served:
Chicago, IL 60606        since 1990.

David J. Lamb            Vice President.            Vice President (since        135
3/22/63                  Term of Office: 2002.      March 2000) of Nuveen
333 West Wacker Drive    Length of Time Served:     Investments,
Chicago, IL 60606        since 2000.                previously Assistant
                                                    Vice President (from
                                                    January 1999); prior
                                                    thereto, Associate of
                                                    Nuveen Investments;
                                                    Certified Public
                                                    Accountant.

Tina M. Lazar            Vice President.            Vice President (since        135
8/27/61                  Term of Office: 2002.      1999), previously,
333 West Wacker Drive    Length of Time Served:     Assistant Vice
Chicago, IL 60606        2002.                      President (since 1993)
                                                    of Nuveen Investments.

Larry W. Martin          Vice President and         Vice President,              135
7/27/51                  Assistant Secretary.       Assistant Secretary
333 West Wacker Drive    Term of Office: 2002.      and Assistant General
Chicago, IL 60606        Length of Time Served:     Counsel of Nuveen
                         since 1988.                Investments; Vice
                                                    President and
                                                    Assistant Secretary of
                                                    Nuveen Advisory Corp.,
                                                    Nuveen Institutional
                                                    Advisory Corp. and
                                                    Nuveen Senior Loan
                                                    Asset Management Inc.
                                                    (since September
                                                    1999); Assistant
                                                    Secretary of The John
                                                    Nuveen Company; and
                                                    Assistant Secretary of
                                                    Nuveen Asset
                                                    Management Inc. (since
                                                    January 1997).

Edward F. Neild, IV      Vice President.            Managing Director            135
7/7/65                   Term of Office: 2002.      (since 2002),
333 West Wacker Drive    Length of Time Served:     formerly, Vice
Chicago, IL 60606        since 1996.                President (from
                                                    September 1996) of
                                                    Nuveen Advisory Corp.
                                                    and Nuveen
                                                    Institutional Advisory
                                                    Corp.; Chartered
                                                    Financial Analyst.

Thomas J.                Vice President.            Vice President (since        130
O'Shaughnessy            Term of Office: 2002.      January 2002),
9/4/60                   Length of Time Served:     formerly, Assistant
333 West Wacker Drive    since 2002.                Vice President (from
Chicago, IL 60606                                   1998), of Nuveen
                                                    Advisory Corp.

------------------------------------------------------------------------------------------------
                          POSITIONS AND OFFICES     PRINCIPAL OCCUPATIONS         NUMBER OF
                             WITH THE FUND,            INCLUDING OTHER        PORTFOLIOS IN FUND
 NAME, BIRTHDATE AND       TERM OF OFFICE AND        DIRECTORSHIPS DURING       COMPLEX SERVED
       ADDRESS            LENGTH OF TIME SERVED        PAST FIVE YEARS            BY OFFICER
------------------------------------------------------------------------------------------------
Thomas C. Spalding,      Vice President.            Vice President of            130
Jr.                      Term of Office: 2002.      Nuveen Advisory Corp.
7/31/51                  Length of Time Served:     and Nuveen
333 West Wacker Drive    since 1982.                Institutional Advisory
Chicago, IL 60606                                   Corp; Chartered
                                                    Financial Analyst.

Gifford R. Zimmerman     Vice President and         Managing Director            135
9/9/56                   Secretary.                 (since 2002),
333 West Wacker Drive    Term of Office: 2002.      Assistant Secretary
Chicago, IL 60606        Length of Time Served:     and Associate General
                         since 1988.                Counsel, formerly,
                                                    Vice President of
                                                    Nuveen Investments;
                                                    Managing Director
                                                    (since 2002), General
                                                    Counsel and Assistant
                                                    Secretary, formerly,
                                                    Vice President of
                                                    Nuveen Advisory Corp.
                                                    and Nuveen
                                                    Institutional Advisory
                                                    Corp.; Managing
                                                    Director (since 2002),
                                                    and Assistant
                                                    Secretary, formerly,
                                                    Vice President of
                                                    Nuveen Senior Loan
                                                    Asset Management Inc.
                                                    (since September
                                                    1999); Managing
                                                    Director and Assistant
                                                    Secretary of Nuveen
                                                    Asset Management Inc.;
                                                    Vice President and
                                                    Assistant Secretary of
                                                    The John Nuveen
                                                    Company; Chartered
                                                    Financial Analyst.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board of each Fund is responsible for assisting the Board in monitoring (1) the quality and integrity of the Fund's financial statements, (2) each Fund's compliance with regulatory requirements, and (3) the independence and performance of the Fund's independent and internal auditors. Among other responsibilities, the Committee reviews, in its oversight capacity, each Fund's annual financial statements with both management and the independent auditors and the Committees meet periodically with the independent and internal auditors to consider their evaluation of the Fund's financial and internal controls. The Committee also recommends to the Board the selection of each Fund's independent auditors. The Committee is currently composed of six Board Members and operates under a written charter adopted and approved by the Board. Each Committee member is independent as defined by New York Stock Exchange and American Stock Exchange listing standards, as applicable.

The Committee, in discharging its duties, has met with and held discussions with management and each Fund's independent and internal auditors. The Committee has reviewed and discussed the audited financial statements with management. Management has represented to the independent auditors that each Fund's financial statements were prepared in accordance with generally accepted accounting principles. The Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees). Each Fund's independent auditors provided to the Committee the written disclosure required by Independent Standards Board Standard No. 1 (Independent Discussions with Audit Committees), and the Committee discussed with representatives of the independent auditor their firm's independence. As provided in the Audit Committee Charter, it is not the Committee's responsibility to determine, and the considerations and discussions referenced above do not ensure, that each Fund's financial statements are complete and accurate and presented in accordance with generally accepted accounting principles.

Based on the Committee's review and discussions with management and the independent auditors, the representations of management and the report of the independent auditors to the Committee, the Committee has recommended that the Board include the audited financial statements in each Fund's Annual Report.

The members of the Committee are:

Robert P. Bremner
Lawrence H. Brown
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Judith M. Stockdale

AUDIT AND RELATED FEES

AUDIT FEES. The aggregate fees billed by Ernst & Young LLP for professional services for the audit of each Fund's financial statements for its most recently completed fiscal year were as follows:

-----------------------------------------------------------------------------------------
                                                  FINANCIAL INFORMATION
                                   AUDIT           SYSTEMS DESIGN AND           ALL OTHER
             FUND                  FEES            IMPLEMENTATION FEES            FEES
-----------------------------------------------------------------------------------------
California Dividend               $12,930                  $0                    $2,491
California Dividend 2               9,805                   0                     2,383
California Dividend 3              11,440                   0                     1,669
California Investment               9,720                   0                     2,380
California Opportunity              7,602                   0                     2,306
California Value                    8,683                   0                       144
California Performance              9,369                   0                     2,367
California Premium                  6,566                   0                     2,269
California Quality                 13,051                   0                     2,496
California Select                  13,270                   0                     2,503
Insured California                  6,917                   0                     2,282
Insured California 2                9,090                   0                     2,358
Florida Investment                 10,657                   0                     2,412
Florida Quality                     9,901                   0                     2,386
Insured Florida                     9,929                   0                     2,387
-----------------------------------------------------------------------------------------

ALL NON-AUDIT FEES. The Audit Committee of each Fund has generally considered whether the receipt of non-audit fees by Ernst & Young LLP from the Fund is compatible with maintaining Ernst & Young LLP's independence.

APPOINTMENT OF INDEPENDENT AUDITORS

Each Fund's Board of Directors/Trustees has appointed Ernst & Young LLP, independent public accountants, as independent auditors to audit the books and records of each Fund for its fiscal year. A representative of Ernst & Young LLP will be present at the meeting to make a statement, if such representative so desires, and to respond to shareholders' questions. Ernst & Young LLP has informed each Fund that it has no direct or indirect material financial interest in the Fund, Nuveen, the Adviser or any other investment company sponsored by Nuveen.

SECTION 16(a) BENEFICIAL INTEREST REPORTING COMPLIANCE

Section 30(h) of the Investment Company Act of 1940, as amended (the "1940 Act") and Section 16(a) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), require each Fund's Board Members and officers, investment adviser, affiliated persons of the investment adviser and persons who own more than 10% of a registered class of the Funds' equity securities to file forms reporting their affiliation with that Fund and reports of ownership and changes in ownership of that Fund's shares with the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange or American Stock Exchange, as applicable. These persons and entities are required by SEC regulation to furnish the Funds with copies of all Section 16(a) forms they file. Based on a review of these forms furnished to each Fund, each Fund believes that the Fund's Board Members and officers, investment adviser and affiliated persons of the investment adviser have complied with all applicable Section 16(a) filing requirements during its last fiscal year except that late filings were made on Form 3 on behalf of the Board Members and officers, investment advisor and affiliated persons of the investment advisor for California Dividend 3. To the knowledge of management of the Funds, no shareholder of a Fund owns more than 10% of a registered class of a Fund's equity securities.

INFORMATION ABOUT THE FUNDS' INVESTMENT ADVISER

The Adviser, located at 333 West Wacker Drive, Chicago, Illinois, serves as investment adviser and manager for each Fund. The Adviser is a wholly owned subsidiary of The John Nuveen Company, 333 West Wacker Drive, Chicago, Illinois 60606. The John Nuveen Company is approximately 78% owned by The St. Paul Companies, Inc. ("St. Paul"). St. Paul is located at 385 Washington Street, St. Paul, Minnesota 55102, and is principally engaged in providing property-liability insurance through subsidiaries.

SHAREHOLDER PROPOSALS

To be considered for presentation at the Annual Meeting of Shareholders of any of the Funds to be held in 2003, a shareholder proposal submitted pursuant to Rule 14a-8 of the 1934 Act must be received at the offices of that Fund, 333 West Wacker Drive, Chicago, Illinois 60606, not later than June 25, 2003. A shareholder wishing to provide notice in the manner prescribed by Rule 14a-4(c)(1) of a proposal submitted outside of the process of Rule 14a-8 must submit such written notice to the Fund not later than September 8, 2003. Timely submission of a proposal does not mean that such proposal will be included.

EXPENSES OF PROXY SOLICITATION

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement, and all other costs in connection with the solicitation of proxies, will be paid by the Funds pro rata based on the number of shareholder accounts. Additional solicitation may be made by letter, telephone or telegraph by officers or employees of Nuveen Investments or Nuveen Advisory Corp., or by dealers and their representatives.

FISCAL YEAR

The last fiscal year for each Florida Fund was June 30, 2002 and for each California Fund was August 31, 2002.

ANNUAL REPORT DELIVERY

Annual reports for the Funds' fiscal year ended in 2002 were sent (Florida Funds) or will be sent (California Funds) to shareholders of record of each Fund following each Fund's fiscal year end. Each Fund will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be directed to such Fund at 333 West Wacker Drive, Chicago, Illinois 60606 or by calling 1-800-257-8787.

GENERAL

Management does not intend to present and does not have reason to believe that any other items of business will be presented at any Fund's Annual Meeting. However, if other matters are properly presented to the Annual Meeting for a vote, the proxies will be voted by the persons acting under the proxies upon such matters in accordance with their judgment of the best interests of the Fund.

A list of shareholders entitled to be present and to vote at each Fund's Annual Meeting will be available at the offices of the Funds, 333 West Wacker Drive, Chicago, Illinois, for inspection by any shareholder during regular business hours beginning ten days prior to the date of that Annual Meeting.

Failure of a quorum to be present at any Annual Meeting will necessitate adjournment and will subject that Fund to additional expense. The persons named in the enclosed proxy may also move for an adjournment of any Annual Meeting to permit further solicitation of proxies with respect to any of the proposals if they determine that adjournment and further solicitation is reasonable and in the best interests of the shareholders. Under each Fund's By-Laws, an adjournment of a meeting requires the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting.

IF YOU CANNOT BE PRESENT AT THE MEETING, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Gifford R. Zimmerman
Vice President and Secretary

October 23, 2002

                                                                      APPENDIX A
                     NUVEEN MANAGEMENT INVESTMENT COMPANIES
                            AUDIT COMMITTEE CHARTER

                                January 31, 2002

ORGANIZATION

There shall be a committee of each Board of Directors/Trustees of the Nuveen Management Investment Companies to be known as the Audit Committee. The Audit Committee shall be composed of at least three Directors/Trustees. Audit Committee Members shall be independent of the Management Investment Companies and free of any relationship that, in the opinion of the Directors/Trustees, would interfere with their exercise of independent judgment as a committee member. Each such member of the Audit Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one such member shall have accounting or related financial management expertise, in each case as determined by the Directors/ Trustees, exercising their business judgment.

STATEMENT OF POLICY

The Audit Committee shall assist the Board in monitoring (1) the accounting and reporting policies and practices of the Management Investment Companies (hereafter referred to as "Funds" or individually "Fund"), (2) the quality and integrity of the financial statements of the Funds, (3) the compliance by the Funds with legal and regulatory requirements and (4) the independence and performance of the external and internal auditors. In doing so, the Audit Committee shall seek to maintain free and open means of communication among the Directors, the independent auditors, the internal auditors and the management of Nuveen.

The Audit Committee shall have the authority in its discretion to retain special legal, accounting or other consultants to advise the Committee. The Audit Committee may request any officer or employee of the John Nuveen Company or the Funds' independent auditors or outside counsel to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. The Funds' independent auditors and internal auditors shall have unrestricted accessibility at any time to committee members.

RESPONSIBILITIES

Fund management has the primary responsibility to establish and maintain systems for accounting, reporting and internal control.

The independent auditors have the primary responsibility to plan and implement an audit, with proper consideration given to the accounting, reporting and internal controls. The independent auditors are ultimately accountable to the Board and Audit Committee. It is the ultimate responsibility of the Board and the Audit Committee for selection, evaluation and replacement of the independent auditors.

In carrying out its responsibilities the Audit Committee believes its policies and procedures should remain flexible, in order to react to changing conditions and requirements applicable to the Funds.

The audit Committee is responsible for the following:

     Fund Financial Statements:

        1. Reviewing the annual audited financial statements with Fund management including major issues regarding accounting and auditing principles and practices.

        2. Requiring the independent auditors to deliver to the Chairman of the Committee a timely report on any issues relating to the significant accounting policies, management judgements and accounting estimates or other matters that would need to be communicated under SAS 61, that arise during the auditor's review of the Fund's financial statements, which information shall be further communicated by the Chairman to the other members of the Committee, as deemed necessary or appropriate in the judgment of the Chairman.

     With respect to the independent auditors:

        3. Receiving periodic reports (including a formal written statement delineating all relationships between the auditors and the Funds) from the firms of independent auditors regarding their independence, their membership in the SEC practice section of the AICPA and their compliance with all applicable requirements for independence and peer review, and discussing such reports with the auditors.

        4. Reviewing and recommending to the Directors/Trustees the independent auditors to be selected to audit the annual financial statements of the Funds.

        5. Meeting with the independent auditors and Fund management to review the scope and fees of the proposed audits for the current year and the audit procedures to be utilized. At the conclusion of the audit, reviewing such audit results, including any comments or recommendations of the independent auditors, any significant changes required from the originally planned audit programs and any adjustments to such statements recommended by the auditors.

        6. Providing sufficient opportunity at all meetings of the Audit Committee for the independent auditors to meet with the members of the Audit Committee without members of Fund management being present.

     With respect to any internal auditor:

        7. Reviewing the internal audit function as it relates to the Funds including the proposed programs for the coming year. It is not the obligation or responsibility of the Audit Committee to confirm the independence of any Nuveen internal auditors performing services relating to the Funds or to approve any termination or replacement of the Nuveen Manager of Internal Audit.

        8. Receiving a summary of findings from any completed internal audits pertaining to the Funds and a progress report on the proposed internal audit plan for the Funds, with explanations for significant deviations from the original plan.

     Other responsibilities:

         9. Receiving and reviewing periodic or special reports issued on exposure/controls, irregularities and control failures related to the Funds.

        10. Reviewing with the independent auditors, with any internal auditor and with Fund management, the adequacy and effectiveness of the accounting and financial controls of the Funds, and elicit any recommendations for the improvement of internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose payments, transactions or procedures which might be deemed illegal or otherwise improper.

        11. Reviewing the reports of examinations by regulatory authorities.

        12. Reporting to the Directors/Trustees on the results of the activities of the Committee.

        13. Performing any special reviews, investigations or oversight responsibilities requested by the Directors/Trustees.

        14. With respect to the Exchange-Traded Funds, preparing any report required by the rules of the SEC to be included in a proxy statement for a fund.

        15. Reviewing and reassessing annually the adequacy of this charter and providing a recommendation to the Board of Directors/Trustees for approval of any proposed changes deemed necessary or advisable by the Committee.

Although the Audit Committee shall have the authority and responsibilities set forth in this Charter, it is not the responsibility of the Audit Committee to plan or conduct audits or to determine that the Funds' principal statements are complete and accurate and are in accordance with generally accepted accounting principles. That is the responsibility of management and the independent auditors. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditors or to ensure compliance with laws and regulations.

                            NUVEEN INVESTMENTS LOGO

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606-1286
(800) 257-8787
www.nuveen.com                                                           NAC1102


[NUVEEN LOGO]                                                       NUVEEN CALIFORNIA DIVIDEND ADVANTAGE MUNICIPAL FUND
NUVEEN INVESTMENTS                                                 NUVEEN CALIFORNIA DIVIDEND ADVANTAGE MUNICIPAL FUND 2
                                                                   NUVEEN CALIFORNIA DIVIDEND ADVANTAGE MUNICIPAL FUND 3
333 WEST WACKER DRIVE                                                 NUVEEN CALIFORNIA PREMIUM INCOME MUNICIPAL FUND
CHICAGO, IL 60606-1256                                                NUVEEN FLORIDA INVESTMENT QUALITY MUNICIPAL FUND
                                                                        NUVEEN FLORIDA QUALITY INCOME MUNICIPAL FUND
                                                                    NUVEEN INSURED FLORIDA PREMIUM INCOME MUNICIPAL FUND

                                                                                 ANNUAL MEETING OF SHAREHOLDERS

                                                                                          COMMON SHARES

                                                                            PROXY SOLICITED BY THE BOARD OF TRUSTEES
                                                                             FOR THE ANNUAL MEETING OF SHAREHOLDERS,
                                                                                       NOVEMBER 21, 2002

                                                                The annual meeting of shareholders will be held Thursday, November
                                                                21, 2002, at 10:00 a.m. Central Time, in the 31st Floor Conference
                                                                Room of Nuveen Investments, 333 West Wacker Drive, Chicago,
                                                                Illinois. At this meeting, you will be asked to vote on the proposal described in the proxy statement attached. The undersigned hereby appoints Timothy R. Schwertfeger, Jessica R. Droeger and
                                                                Gifford R. Zimmerman, and each of them, with full power of substitution, proxies for the undersigned to represent and vote the shares of the undersigned at the annual meeting of shareholders to be held on November 21, 2002, or any adjournment or adjournments thereof.


You are encouraged to specify your choice by marking the appropriate box. If you do not mark any box, your proxy will be voted "FOR" the proposal. Please mark, sign, date and return this proxy card promptly using the enclosed envelope if you are not voting by telephone or over the Internet. To vote by telephone, please call (800) 690-6903.
To vote over the Internet, go to www.proxyvote.com. In either case you will be asked to enter the control number on the right hand side of this proxy card.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  X        NUNEW 1                     KEEP THIS PORTION FOR YOUR RECORDS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 DETACH AND RETURN THIS PORTION ONLY

                                        THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

------------------------------------------------------------------------------------------------------------------------------------
(NAME OF FUND)
Common Shares

Vote On Proposal                                            For   Withhold   For All            To withhold authority to vote, mark
                                                            All     All       Except            "For All Except" and write the
                                                                                                nominee's number on the line below.
    ELECTION OF NOMINEES TO THE  BOARD                      [  ]   [  ]       [  ]
    01) Robert P. Bremner
    02) Lawrence H. Brown
    03) Anne E. Impellizzeri
    04) Peter R. Sawers
    05) Judith M. Stockdale

    WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN
    YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE
    COUNTED. AS AN ALTERNATIVE, PLEASE CONSIDER VOTING BY TELEPHONE (800) 690-6903 OR
    OVER THE INTERNET (www.proxyvote.com).

    In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting.

    The shares to which this proxy relates will be voted as specified. If no specification is made, such shares will be voted "FOR" the election of nominees to the Board and "FOR" the proposal set forth on this proxy.

    Please be sure to sign and date this proxy if you are not voting by telephone or over the Internet.

    NOTE: Please sign your name exactly as it appears on this proxy. If shares are held jointly, each holder must sign the proxy. If you are signing on behalf of an estate, trust, or corporation, please state your title or capacity.


    ------------------------------------------       -----------------------------------------

    ------------------------------------------       -----------------------------------------
    Signature (PLEASE SIGN WITHIN BOX)  Date         Signature (Joint Owners)            Date


[NUVEEN LOGO]                                                         NUVEEN CALIFORNIA DIVIDEND ADVANTAGE MUNICIPAL FUND
NUVEEN INVESTMENTS                                                   NUVEEN CALIFORNIA DIVIDEND ADVANTAGE MUNICIPAL FUND 2
                                                                     NUVEEN CALIFORNIA DIVIDEND ADVANTAGE MUNICIPAL FUND 3
333 WEST WACKER DRIVE                                                   NUVEEN CALIFORNIA PREMIUM INCOME MUNICIPAL FUND
CHICAGO, IL 60606-1256                                                 NUVEEN FLORIDA INVESTMENT QUALITY MUNICIPAL FUND
                                                                         NUVEEN FLORIDA QUALITY INCOME MUNICIPAL FUND
                                                                     NUVEEN INSURED FLORIDA PREMIUM INCOME MUNICIPAL FUND

                                                                               ANNUAL MEETING OF SHAREHOLDERS

                                                                      MUNICIPAL AUCTION RATE CUMULATIVE PREFERRED SHARES

                                                                           PROXY SOLICITED BY THE BOARD OF TRUSTEES
                                                                            FOR THE ANNUAL MEETING OF SHAREHOLDERS,
                                                                                       NOVEMBER 21, 2002

                                                                The annual meeting of shareholders will be held Thursday, November
                                                                21, 2002, at 10:00 a.m. Central Time, in the 31st Floor Conference
                                                                Room of Nuveen Investments, 333 West Wacker Drive, Chicago,
                                                                Illinois. At this meeting, you will be asked to vote on the proposal described in the proxy statement attached. The undersigned hereby appoints Timothy R. Schwertfeger, Jessica R. Droeger and
                                                                Gifford R. Zimmerman, and each of them, with full power of substitution, proxies for the undersigned to represent and vote the shares of the undersigned at the annual meeting of shareholders to be held on November 21, 2002, or any adjournment or adjournments thereof.

You are encouraged to specify your choice by marking the appropriate box. If you do not mark any box, your proxy will be voted "FOR" the proposal. Please mark, sign, date and return this proxy card promptly using the enclosed envelope if you are not voting by telephone or over the Internet. To vote by telephone, please call (800) 690-6903. To vote over the Internet, go to www.proxyvote.com. In either case you will be asked to enter the control number on the right hand side of this proxy card.




TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  X             NUNEW 2                KEEP THIS PORTION FOR YOUR RECORDS
------------------------------------------------------------------------------------------------------------------------------------
                                               DETACH AND RETURN THIS PORTION ONLY
                                        THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
------------------------------------------------------------------------------------------------------------------------------------
(NAME OF FUND)
Preferred Shares

      Vote On Proposal                                    For     Withhold   For All       To withhold authority to vote, mark "For
                                                          All       All       Except       All Except" and write the nominee's
                                                                                           number on the line below.

    ELECTION OF NOMINEES TO THE BOARD                     [ ]       [ ]        [ ]
    01) Robert P. Bremner
    02) Lawrence H. Brown
    03) Anne E. Impellizzeri
    04) Peter R. Sawers
    05) Judith M. Stockdale
    06) William J. Schneider
    07) Timothy R. Schwertfeger


    WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND
    SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR
    VOTE WILL BE COUNTED. AS AN ALTERNATIVE, PLEASE CONSIDER VOTING BY TELEPHONE
    (800) 690-6903 OR OVER THE INTERNET (www.proxyvote.com).

    In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting.

    The shares to which this proxy relates will be voted as specified. If no specification is made, such shares will be voted "FOR" the election of nominees to the Board and "FOR" the proposal set forth on this proxy.

    Please be sure to sign and date this proxy if you are not voting by telephone or over the Internet.

    NOTE: Please sign your name exactly as it appears on this proxy. If shares are held jointly, each holder must sign the proxy. If you are signing on behalf of an estate, trust, or corporation, please state your title or capacity.


    ------------------------------------------       -----------------------------------------

    ------------------------------------------       -----------------------------------------
    Signature (PLEASE SIGN WITHIN BOX)   Date        Signature (Joint Owners)           Date

